UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 23, 2010
CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
990 ELMER Prince Drive, Morgantown, WV 26505
(Address of Principal Executive Offices, Including Zip Code)
(304) 598-2000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 23, 2010, on the recommendation of the Compensation Committee, the Board of Directors of Centra Bank, Inc., a wholly owned subsidiary of Centra Financial Holdings, Inc., approved discretionary bonuses of $550,000 and $350,000 to Mr. Leech. In addition, the Board of Directors awarded Mr. Leech with options to purchase 100,000 shares of common stock of Centra Financial Holdings, Inc. at $20.00 per share. The discretionary bonuses and options were granted in recognition of Centra’s performance in 2009 and events ocurring in 2010.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 25, 2010

Centra Financial Holdings, Inc.
By:	/s/ Darren K. Williams
Darren K. Williams, Senior Vice
President and Chief Financial Officer